EXHIBIT 10.7



                        AMENDMENT AGREEMENT NUMBER SEVEN
                         TO LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT AGREEMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of October 1, 2002, is entered into between and among, on the one hand U.S. BANK NATIONAL ASSOCIATION, as a lender and as the arranger and administrative agent ("Agent") for the lenders that become members of the Lender Group pursuant to the terms of the Agreement (as that term is defined below) (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and, on the other hand, 3D SYSTEMS CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as the "Borrowers") and amends that certain Loan and Security Agreement, dated as of May 21, 2001, between and among Agent and Borrowers, as amended by that certain Amendment Agreement Number One to Loan and Security Agreement, dated July 26, 2001, that certain Amendment Agreement Number Two to Loan and Security Agreement, dated August 16, 2001, that certain letter agreement, dated August 30, 2001, that certain Amendment Agreement Number Three to Loan and Security Agreement, dated October 1, 2001, that certain Amendment Agreement Number Four to Loan and Security Agreement, dated as of November 1, 2001, that certain Amendment Agreement Number Five to Loan and Security Agreement, dated as of December 20, 2001, that certain Amendment Agreement Number Six to Loan and Security Agreement, dated as of August 30, 2002, that certain Joinder Agreement, dated as of August 30, 2002, between 3D Systems France SARL ("3D SARL") and Agent (the "French Joinder Agreement"), and that certain Joinder Agreement, dated August 30, 2002, between 3D Systems GmbH ("3D Systems GmbH") and Agent (the "German Joinder Agreement") (the Loan and Security Agreement, as amended, shall be referred to herein as the "Agreement"). All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                    RECITALS

     WHEREAS, pursuant to that certain letter agreement, dated as of August 30, 2002 (the "Modification Letter"), Agent agreed that the delivery of each Lockbox Agreement (as defined in the French Joinder Agreement and the German Joinder Agreement, respectively) required under the French Joinder Agreement and the German Joinder Agreement would be deemed conditions subsequent and Agent waived the corresponding condition precedent contained in each such joinder agreement requiring the execution and delivery of each such Lockbox Agreement.

     WHEREAS, Borrowers have requested that Lenders agree to extend the deadline for Borrowers to complete certain unsatisfied conditions subsequent contained in the Agreement and the Modification Letter.

     WHEREAS, Lenders have agreed to Borrowers' requests, subject to the terms and conditions contained in this Amendment.


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     NOW, THEREFORE, the parties agree as follows:

     1. Amendments.

          1.1 Section 3.2(b) of the Agreement is deleted in its entirety and is replaced with the following:

          (b) on or before November 30, 2002, deliver to Agent the duly executed Control Agreements, and each such Control Agreement shall be in full force and effect; provided, however, that no Control Agreements shall be required with respect to the following accounts so long as total funds in each account do not exceed at any time the amount indicated in parentheses after such account: (i) Account Number 1465-3-01690 at Bank of America, Woodland Hills, California ($25,000); (ii) Account Number 89189018 at Bank of America, Hong Kong ($25,000); (iii) Account Number 606-8019524 at Wells Fargo Bank, Denver, Colorado ($50,000);
          (iv) Account number 800-922-7 at Royal Bank of Canada, Chelston Park, Collymore Rock, St. Michael ($25,000); and (v) Account Number 21105003738322 at Bank of America, San Francisco, California ($25,000; provided that if this account has not been closed by December 1, 2002, a Control Agreement must be in place with respect to such account by such date).

          1.2 Section 3.2(f) of the Agreement is deleted in its entirety and is replaced with the following:

          (f) on or before November 30, 2002, deliver to Agent such Collateral Access Agreements from lessors, warehousemen, bailees, and other third persons as Agent may require in its Permitted Discretion.

          1.3 Section 3.2(h) of the Agreement is deleted in its entirety and is replaced with the following:

          (h) on or before November 30, 2002, all information and opinions reasonably required by Agent's United Kingdom counsel in order to issue an opinion reasonably satisfactory to Agent shall have been delivered by Borrowers to Agent's United Kingdom counsel.

          1.4 The deadline set forth in the Modification Letter for delivery of the duly executed Lockbox Agreement required under the French Joinder Agreement, as well as the commencement of lockbox services under such Lockbox Agreement, is extended to November 30, 2002.

          1.5 The deadline set forth in the Modification Letter for delivery of the duly executed Lockbox Agreement required under the German Joinder Agreement, as well as the


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commencement of lockbox services under such Lockbox Agreement, is extended to
November 30, 2002.

     2. Delivery of French and German Collateral Access Agreements. The obligation of the Lender Group (or any member thereof) to continue to make Advances, to issue Letters of Credit or to enter into Foreign Exchange Forward Contracts (or otherwise extend credit hereunder) is subject to the execution and delivery of Collateral Access Agreements with respect to the Collateral of 3D SARL and 3D GmbH, on or before November 30, 2002. The failure of this condition to be timely satisfied shall constitute an Event of Default.

     3. Effective Date of this Amendment, Counterparts. This Amendment shall be deemed effective as of the date first hereinabove written and shall have no retroactive effect whatsoever. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications. This Amendment may be executed in multiple counterparts, all of which shall be considered one and the same.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


                                       3D SYSTEMS CORPORATION,
                                       a Delaware corporation as Administrative
                                       Borrower and as a Borrower


                                       By: /S/ E. JAMES SELZER
                                          -------------------------------------
                                       Title:  CFO
                                             ----------------------------------



                                       3D SYSTEMS, INC.,
                                       a California corporation as a Borrower


                                       By: /S/ E. JAMES SELZER
                                          -------------------------------------
                                       Title:  CFO
                                             ----------------------------------




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                                       3D SYSTEMS FRANCE SARL,
                                       as a Borrower


                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------


                                       3D SYSTEMS GMBH,
                                       as a Borrower


                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------



                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Agent and as a Lender


                                       By:  /S/ FRANCIS S. LIM
                                          -------------------------------------
                                              Francis S. Lim, Vice President



                                       BANK OF THE WEST, as successor in
                                       interest to United California Bank,
                                       as a Lender


                                       By:  /S/ DAVID G. KRONEN
                                          -------------------------------------
                                       Title:  VICE PRESIDENT
                                             ----------------------------------


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                            REAFFIRMATION OF GUARANTY


     The undersigned has executed a Continuing Guaranty ("Guaranty") in favor of Lenders respecting the obligations of Borrowers owing to Lenders. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that the Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Lenders to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.


                                         3D HOLDINGS, LLC,
                                         a Delaware limited liability company


                                         By: /S/ E. JAMES SELZER
                                            -----------------------------------
                                         Title:  CFO
                                               --------------------------------


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